RISKS AND UNCERTAINTIES	12 Months Ended
Dec. 31, 2025
NORTHEAST COMMUNITY BANK EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST
RISKS AND UNCERTAINTIES
RISKS AND UNCERTAINTIES
H.	Risks and uncertainties:

The Plan invests in various investment securities.  Investment securities are exposed to various risks, such as interest rate, market, and credit risks.  Market risks include global events which could impact the value of investment securities. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the value of investment securities will occur in the near term and that such changes could materially affect participants' account balances and the amounts reported in the statements of net assets available for benefits.

As of December 31, 2025, the Plan had investments of $3,628,119 and $4,644,446 that were concentrated in Northeast Community Bancorp, Inc. stock and Fidelity 500 Index mutual fund, respectively.